EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ HAROLD BROWN
Harold Brown

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ LOUIS C. CAMILLERI
Louis C. Camilleri

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ MASSIMO FERRAGAMO
Massimo Ferragamo

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ WERNER GEISSLER
Werner Geissler

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ JENNIFER LI
Jennifer Li

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ JUN MAKIHARA
Jun Makihara

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ SERGIO MARCHIONNE
Sergio Marchionne

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ KALPANA MORPARIA
Kalpana Morparia

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ LUCIO A. NOTO
Lucio A. Noto

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ ROBERT B. POLET
Robert B. Polet

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 2nd day of February, 2017.

/s/ STEPHEN M. WOLF
Stephen M. Wolf